UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported)     March 3, 2003
                                                            -------------




                             SOIL BIOGENICS LIMITED
                             ----------------------
             (exact name of registrant as specified in its charter)



BRITISH VIRGIN ISLANDS              0-26531                  65-0401897
----------------------              -------                  ----------
(State or other jurisdiction        (Commission              (IRS Employer
  of incorporation)                 File Number)             Identification No.)


P.O. Box 48525, 595 Burrard Street, Vancouver, B.C., Canada V7X 1A2
-------------------------------------------------------------------
(Address of principal executive offices)                   (Zip code)



(Registrant's Telephone Number, Including the Area Code)            604-687-4701
                                                                    ------------



PATAGONI GOLD (BVI) LIMITED
---------------------------
(Former name or former address, if changed from last report)


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SOIL  BIOGENICS  LIMITED
------------------------

Item  1.     Changes  in  Control  of  Registrant.

             Not  Applicable

Item  2.     Acquisition  or  Disposition  of  Assets.

             Not  Applicable

Item  3.     Bankruptcy  or  Receivership.

             Not  applicable

Item  4.     Changes  in  Registrant's  Certifying  Accountant.

             Not  applicable

Item  5.     Other  Events  and  Regulation  FD  Disclosure.

     Patagonia Gold (BVI) Limited announces that it has changed its name and trading symbol. The Company's old trading symbol was "PGBVF". The Company's new name is Soil Biogenics Limited and the new trading symbol is "SOBGF". The
Company's shares are traded on the OTC Bulletin Board. The name and symbol changes are effective March 3, 2003.

Item  6.     Resignations  of  Registrant's  Directors.

             Not  Applicable

Item  7.     Financial  Statements  and  Exhibits.

             Not  Applicable

Item  8.     Change  in  Fiscal  Year.

             Not  Applicable

Item  9.     Regulation  FD  Disclosure.

             Not  Applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SOIL BIOGENICS LIMITED

Date:  March 3, 2003                       by:  /s/ Cameron Richardson
       -------------                            ----------------------
                                                    Cameron Richardson,
                                                    President and Director


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